EXHIBIT 99.1
Sun Healthcare Group, Inc.
Reports 2012 Third-Quarter Operating Results;
Normalized EPS from Continuing Operations of $0.17

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Oct. 29, 2012)-Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the third quarter ended Sept. 30, 2012.

Highlights of continuing operations:

•	consolidated revenues were $460.5 million for the quarter;

•	consolidated normalized adjusted EBITDAR was $57.9 million for the quarter representing a normalized adjusted EBITDAR margin of 12.6 percent; and

•	normalized earnings per share was $0.17 for the quarter.
Transaction Update
The closing date for the Company's pending transaction with Genesis HealthCare LLC has not yet been finalized but is expected to occur in December 2012, subject to receipt of a few remaining regulatory approvals and the satisfaction of customary closing conditions. In connection with the pending transaction, the Company incurred $2.9 million of transaction costs through the nine months ended Sept. 30, 2012, which were primarily comprised of legal fees and financial advisory fees. The Company will not hold a quarterly conference call to discuss its third-quarter results.
Commenting on the expected completion of the transaction, William A. Mathies, Sun's chairman and chief executive officer, stated, “I am extremely proud of our thousands of caregivers and employees who have maintained their focus on providing high-quality care for our patients and residents throughout the transaction process while continuing to execute toward our operational goals for this year. As we enter into our merger with Genesis HealthCare, I'm confident that we bring skills, dedication and capabilities that will contribute to the success of the combined company.”

Segment Updates
Sun's inpatient services business produced revenue in the third quarter totaling $409.8 million, down $8.3 million, or 2.0 percent, from the third quarter of 2011. The decrease in year-over-year revenues resulted principally from the reduction in Medicare rates as mandated by the CMS Final Rule and implemented in the prior year on Oct. 1, 2011. Inpatient services adjusted EBITDAR for the quarter was $66.3 million, down $8.4 million, or 11.2 percent, from the prior year third quarter, and adjusted EBITDAR margin for the quarter was 16.2 percent, down 170 basis points from the prior year third quarter.
Sun's hospice division, SolAmor, is included in Sun's inpatient services business segment and produced revenue in the third quarter of $15.7 million, up $0.8 million, or 5.6 percent, from the third quarter of 2011. SolAmor's adjusted EBITDAR was $3.9 million in the third quarter and adjusted EBITDAR margin was 24.6 percent.
Sun's rehabilitation therapy services business, SunDance, reported third-quarter revenues of $60.9 million, adjusted EBITDAR of $4.5 million and an adjusted EBITDAR margin of 7.4 percent, up 310 basis points year over year.
Sun's medical staffing services business, CareerStaff, reported third-quarter revenues of $22.1 million, up 1.7 percent year over year, adjusted EBITDAR of $1.6 million and an adjusted EBITDAR margin of 7.2 percent.
Cash Flow
At Sept. 30, 2012, Sun had $63.8 million in cash and cash equivalents and $88.9 million of long-term debt. During the third quarter, Sun generated cash flow from operations of $26.4 million and used net cash of $5.9 million for capital investments.
About Sun Healthcare Group, Inc.
Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 28,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of Sept. 30, 2012, SunBridge Healthcare and its subsidiaries' continuing operations include 158 skilled nursing centers, 13 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and seven mental health centers with an aggregate of 21,324 licensed beds in 23 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 36 states; CareerStaff Unlimited provides medical staffing services in 40 states; and SolAmor Hospice provides hospice services in 11 states. For more information, go to www.sunh.com.
Forward-looking Statements
Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include the Company's expectations regarding the closing of the transaction with Genesis Healthcare. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including with respect to the CMS Final Rule, and the Company's ability to mitigate the impact of such changes; the impact that healthcare reform legislation will have on the Company's business; the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the amount of the Company's indebtedness; covenants in debt agreements and leases that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs; delays in or failure to satisfy required conditions to the closing of the proposed merger with Genesis Healthcare, including the receipt of required regulatory approvals with respect to the transaction; failure to consummate or delay in consummating the transaction for other reasons; and disruption from the transaction making it more difficult to maintain relationships with customers and employees. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

EBITDA, adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2012	September 30, 2011

Revenue	$460,470	$468,676

Center rent expense	36,647	35,952

Depreciation and amortization	8,654	8,163

Interest expense, net	4,458	4,834

Pre-tax income	6,921	(305,172)

Income tax expense	2,932	2,203

Income (loss) from continuing operations	3,989	(307,375)

Loss from discontinued operations	(2,702)	(2,031)

Net income (loss)	$1,287	$(309,406)

Diluted (loss) income per share	$0.05	$(11.81)

Adjusted EBITDAR	$56,869	$64,103
Margin - Adjusted EBITDAR	12.4%	13.7%

Adjusted EBITDAR normalized	$57,902	$64,103
Margin - Adjusted EBITDAR normalized	12.6%	13.7%

Adjusted EBITDA	$20,222	$28,151
Margin - Adjusted EBITDA	4.4%	6.0%

Adjusted EBITDA normalized	$21,255	$28,151
Margin - Adjusted EBITDA normalized	4.6%	6.0%

Pre-tax income continuing operations - normalized	$7,954	$14,345

Income tax expense - normalized	$3,335	$4,951

Income from continuing operations - normalized	$4,619	$9,394

Diluted earnings per share from continuing operations - normalized	$0.17	$0.36

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2011

Revenue	$1,376,105	$1,405,558

Center rent expense	109,546	107,394

Depreciation and amortization	25,588	23,241

Interest expense, net	13,297	14,688

Pre-tax income	14,842	(269,596)

Income tax expense	6,021	16,715

Income (loss) from continuing operations	8,821	(286,311)

Loss from discontinued operations	(8,301)	(5,036)

Net income (loss)	$520	$(291,347)

Diluted (loss) income per share	$0.02	$(11.19)

Adjusted EBITDAR	$163,462	$196,355
Margin - Adjusted EBITDAR	11.9%	14.0%

Adjusted EBITDAR normalized	$166,333	$196,355
Margin - Adjusted EBITDAR normalized	12.1%	14.0%

Adjusted EBITDA	$53,916	$88,961
Margin - Adjusted EBITDA	3.9%	6.3%

Adjusted EBITDA normalized	$56,787	$88,961
Margin - Adjusted EBITDA normalized	4.1%	6.3%

Pre-tax income continuing operations - normalized	$17,713	$49,921

Income tax expense - normalized	$7,141	$19,463

Income from continuing operations - normalized	$10,572	$30,458

Diluted earnings per share from continuing operations - normalized	$0.40	$1.17

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30, 2012	December 31, 2011
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$63,801	$57,908
Restricted cash	14,252	15,706
Accounts receivable, net	199,787	202,229
Prepaid expenses and other assets	27,323	29,075
Assets held for sale	4,946	—
Deferred tax assets	61,629	63,170

Total current assets	371,738	368,088

Property and equipment, net	143,288	148,298
Intangible assets, net	33,358	35,294
Goodwill	34,905	34,496
Restricted cash, non-current	354	353
Deferred tax assets	125,409	123,974
Other assets	40,792	45,163

Total assets	$749,844	$755,666

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$47,427	$55,888
Accrued compensation and benefits	58,212	61,101
Accrued self-insurance obligations, current portion	58,273	57,810
Other accrued liabilities	47,602	43,139
Current portion of long-term debt and capital lease obligations	944	1,017

Total current liabilities	212,458	218,955

Accrued self-insurance obligations, net of current portion	158,224	157,267
Long-term debt and capital lease obligations, net of current portion	87,989	88,768
Unfavorable lease obligations, net	5,268	7,110
Other long-term liabilities	55,500	58,110

Total liabilities	519,439	530,210

Stockholders' equity:
Preferred stock of $.01 par value, authorized 3,333 shares, zero shares were issued and outstanding as of September 30, 2012 and December 31, 2011	—	—
Common stock of $.01 par value, authorized 41,667 shares, 25,538 and 25,146 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	255	251
Additional paid-in capital	731,473	726,861
Accumulated deficit	(499,907)	(500,427)
Accumulated other comprehensive loss, net	(1,416)	(1,229)
	230,405	225,456
Total liabilities and stockholders' equity	$749,844	$755,666

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$460,470	$468,676
Costs and expenses:
Operating salaries and benefits	259,379	263,932
Self-insurance for workers' compensation and general and professional liability insurance	15,237	14,545
Operating administrative costs	10,635	12,962
Other operating costs	97,619	93,705
Center rent expense	36,647	35,952
General and administrative expenses	14,447	14,825
Depreciation and amortization	8,654	8,163
Provision for losses on accounts receivable	5,250	4,604
Interest, net of interest income of $94 and $103, respectively	4,458	4,834
Transaction costs	1,034	—
Loss on sale of assets, net	189	809
Restructuring costs	—	2,426
Loss on asset impairment	—	317,091
Total costs and expenses	453,549	773,848

Income (loss) before income taxes and discontinued operations	6,921	(305,172)
Income tax expense	2,932	2,203
Income (loss) from continuing operations	3,989	(307,375)

Loss from discontinued operations, net	(2,702)	(2,031)

Net income (loss)	$1,287	$(309,406)

Basic loss per common and common equivalent share:
Income (loss) from continuing operations	$0.15	$(11.73)
Loss from discontinued operations, net	(0.10)	(0.08)
Net income (loss)	$0.05	$(11.81)

Diluted loss per common and common equivalent share:
Income (loss) from continuing operations	$0.15	$(11.73)
Loss from discontinued operations, net	(0.10)	(0.08)
Net income (loss)	$0.05	$(11.81)

Weighted average number of common and common equivalent shares outstanding:
Basic	27,082	26,203
Diluted	27,082	26,203

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$1,376,105	$1,405,558
Costs and expenses:
Operating salaries and benefits	779,976	789,874
Self-insurance for workers' compensation and general and professional liability insurance	43,744	43,643
Operating administrative costs	34,744	39,333
Other operating costs	289,614	276,999
Center rent expense	109,546	107,394
General and administrative expenses	46,537	45,156
Depreciation and amortization	25,588	23,241
Provision for losses on accounts receivable	15,157	14,198
Interest, net of interest income of $229 and $243, respectively	13,297	14,688
Transaction costs	2,871	—
Loss on sale of assets, net	189	809
Restructuring costs	—	2,728
Loss on asset impairment	—	317,091
Total costs and expenses	1,361,263	1,675,154

Income (loss) before income taxes and discontinued operations	14,842	(269,596)
Income tax expense	6,021	16,715
Income (loss) from continuing operations	8,821	(286,311)

Loss from discontinued operations, net	(8,301)	(5,036)

Net income (loss)	$520	$(291,347)

Basic loss per common and common equivalent share:
Income (loss) from continuing operations	$0.33	$(11.00)
Loss from discontinued operations, net	(0.31)	(0.19)
Net income (loss)	$0.02	$(11.19)

Diluted loss per common and common equivalent share:
Income (loss) from continuing operations	$0.33	$(11.00)
Loss from discontinued operations, net	(0.31)	(0.19)
Net income (loss)	$0.02	$(11.19)

Weighted average number of common and common equivalent shares outstanding:
Basic	26,732	26,038
Diluted	26,732	26,038

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$1,287	$(309,406)
Adjustments to reconcile net income (loss) to net cash provided by operating activities, including discontinued operations:
Depreciation and amortization	8,654	8,335
Amortization of favorable and unfavorable lease intangibles	(507)	(492)
Provision for losses on accounts receivable	5,403	4,975
Loss on sale of assets, including discontinued operations, net	188	1,925
Loss on asset impairment	—	317,091
Stock-based compensation expense	1,233	2,359
Deferred taxes	386	(105)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	7,641	23
Restricted cash	78	52
Prepaid expenses and other assets	1,800	(1,600)
Accounts payable	2,756	1,595
Accrued compensation and benefits	(5,666)	(11,717)
Accrued self-insurance obligations	3,821	3,618
Other accrued liabilities	(36)	2,104
Other long-term liabilities	(667)	(880)
Net cash provided by operating activities	26,371	17,877

Cash flows from investing activities:
Capital expenditures	(6,722)	(14,190)
Proceeds from sale of assets	781	1,809
Net cash used for investing activities	(5,941)	(12,381)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(277)	(2,806)
Net cash used for financing activities	(277)	(2,806)

Net increase in cash and cash equivalents	20,153	2,690
Cash and cash equivalents at beginning of period	43,648	88,489
Cash and cash equivalents at end of period	$63,801	$91,179

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$26,371	$17,877
Capital expenditures	(6,722)	(14,190)
Free cash flow	$19,649	$3,687

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$520	$(291,347)
Adjustments to reconcile net income (loss) to net cash provided by operating activities, including discontinued operations:
Depreciation and amortization	25,740	23,879
Amortization of favorable and unfavorable lease intangibles	(1,527)	(1,466)
Provision for losses on accounts receivable	15,866	15,479
Loss on sale of assets, including discontinued operations, net	257	1,925
Loss on asset impairment	—	317,091
Stock-based compensation expense	5,041	5,160
Deferred taxes	229	9,871
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(13,568)	(12,555)
Restricted cash	1,453	(1,876)
Prepaid expenses and other assets	4,125	(1,410)
Accounts payable	(7,358)	(1,906)
Accrued compensation and benefits	(2,889)	(12,298)
Accrued self-insurance obligations	1,420	(294)
Other accrued liabilities	4,386	1,158
Other long-term liabilities	(2,920)	(2,098)
Net cash provided by operating activities	30,775	49,313

Cash flows from investing activities:
Capital expenditures	(24,551)	(32,346)
Proceeds from sale of assets	781	1,809
Acquisitions, net of cash acquired	(260)	(356)
Net cash used for investing activities	(24,030)	(30,893)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(852)	(8,404)
Net cash used for financing activities	(852)	(8,404)

Net increase in cash and cash equivalents	5,893	10,016
Cash and cash equivalents at beginning of period	57,908	81,163
Cash and cash equivalents at end of period	$63,801	$91,179

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$30,775	$49,313
Capital expenditures	(24,551)	(32,346)
Free cash flow	$6,224	$16,967

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$460,470	$468,676

Net income (loss)	$1,287	$(309,406)

Income (loss) from continuing operations	3,989	(307,375)

Income tax expense	2,932	2,203

Interest, net	4,458	4,834

Depreciation and amortization	8,654	8,163

EBITDA	$20,033	$(292,175)

Loss on sale of assets, net	189	809

Restructuring costs	—	2,426

Loss on asset impairment	—	317,091

Adjusted EBITDA	$20,222	$28,151

Center rent expense	36,647	35,952

Adjusted EBITDAR	$56,869	$64,103

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before restructuring costs. Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense. Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations. Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$1,376,105	$1,405,558

Net income (loss)	$520	$(291,347)

Income (loss) from continuing operations	8,821	(286,311)

Income tax expense	6,021	16,715

Interest, net	13,297	14,688

Depreciation and amortization	25,588	23,241

EBITDA	$53,727	$(231,667)

Loss on sale of assets, net	189	809

Restructuring costs	—	2,728

Loss on asset impairment	—	317,091

Adjusted EBITDA	$53,916	$88,961

Center rent expense	109,546	107,394

Adjusted EBITDAR	$163,462	$196,355

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before restructuring costs. Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense. Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations. Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2012
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$409,750	$29,032	$21,686	$2	—	$460,470

Affiliated revenue	—	31,885	432	—	(32,317)	—

Total revenue	$409,750	$60,917	$22,118	$2	$(32,317)	$460,470

Income (loss) from continuing operations	$22,780	$4,068	$1,238	$(24,097)	—	$3,989

Income tax expense	—	—	—	2,932	—	2,932

Interest, net	(53)	—	—	4,511	—	4,458

Depreciation and amortization	7,276	267	191	920	—	8,654

EBITDA	$30,003	$4,335	$1,429	$(15,734)	—	$20,033

Loss on sale of assets, net	—	—	—	189	—	189

Adjusted EBITDA	$30,003	$4,335	$1,429	$(15,545)	—	$20,222

Center rent expense	36,323	154	170	—	—	36,647

Adjusted EBITDAR	$66,326	$4,489	$1,599	$(15,545)	—	$56,869

Normalized Adjusted EBITDA	$30,003	$4,335	$1,429	$(14,511)	—	$21,256
Normalized Adjusted EBITDAR	$66,326	$4,489	$1,599	$(14,511)	—	$57,903

Adjusted EBITDA margin	7.3%	7.1%	6.5%			4.4%

Adjusted EBITDAR margin	16.2%	7.4%	7.2%			12.4%

Normalized Adjusted EBITDA margin	7.3%	7.1%	6.5%			4.6%

Normalized Adjusted EBITDAR margin	16.2%	7.4%	7.2%			12.6%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2012
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,220,673	$88,858	$66,559	$15	—	$1,376,105

Affiliated revenue	—	98,152	1,982	—	(100,134)	—

Total revenue	$1,220,673	$187,010	$68,541	$15	$(100,134)	$1,376,105

Income (loss) from continuing operations	$65,104	$11,381	$4,345	$(72,009)	—	$8,821

Income tax expense	—	—	—	6,021	—	6,021

Interest, net	(81)	—	(3)	13,381	—	13,297

Depreciation and amortization	21,420	778	562	2,828	—	25,588

EBITDA	$86,443	$12,159	$4,904	$(49,779)	—	$53,727

Loss on sale of assets, net	—	—	—	189	—	189

Adjusted EBITDA	$86,443	$12,159	$4,904	$(49,401)	—	$54,105

Center rent expense	108,606	432	508	—	—	109,546

Adjusted EBITDAR	$195,049	$12,591	$5,412	$(49,401)	—	$163,651

Normalized Adjusted EBITDA	$86,443	$12,159	$4,904	$(46,530)	—	$56,976
Normalized Adjusted EBITDAR	$195,049	$12,591	$5,412	$(46,530)	—	$166,522

Adjusted EBITDA margin	7.1%	6.5%	7.2%			3.9%

Adjusted EBITDAR margin	16.0%	6.7%	7.9%			11.9%

Normalized Adjusted EBITDA margin	7.1%	6.5%	7.2%			4.1%

Normalized Adjusted EBITDAR margin	16.0%	6.7%	7.9%			12.1%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$418,097	$29,568	$20,996	$15	—	$468,676

Affiliated revenue	—	32,791	757	—	(33,548)	—

Total revenue	$418,097	$62,359	$21,753	$15	$(33,548)	$468,676

Income (loss) from continuing operations	$(285,549)	$2,296	$1,221	$(25,343)	—	$(307,375)

Income tax expense	—	—	—	2,203	—	2,203

Interest, net	(33)	—	—	4,867	—	4,834

Depreciation and amortization	6,770	236	187	970	—	8,163

EBITDA	$(278,812)	$2,532	$1,408	$(17,303)	—	$(292,175)

Loss on sale of assets, net	809	—	—	—	—	809

Restructuring costs	—	—	—	2,426	—	2,426

Loss on asset impairment	317,091	—	—	—	—	317,091

Adjusted EBITDA	$39,088	$2,532	$1,408	$(14,877)	—	$28,151

Center rent expense	35,642	140	170	—	—	35,952

Adjusted EBITDAR	$74,730	$2,672	$1,578	$(14,877)	—	$64,103

Adjusted EBITDA margin	9.3%	4.1%	6.5%			6.0%

Adjusted EBITDAR margin	17.9%	4.3%	7.3%			13.7%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,250,568	$89,645	$65,309	$36	—	$1,405,558

Affiliated revenue	—	98,710	2,079	—	(100,789)	—

Total revenue	$1,250,568	$188,355	$67,388	$36	$(100,789)	$1,405,558

Income (loss) from continuing operations	$(217,007)	$8,495	$4,082	$(81,881)	—	$(286,311)

Income tax expense	—	—	—	16,715	—	16,715

Interest, net	(69)	—	1	14,756	—	14,688

Depreciation and amortization	19,331	689	561	2,660	—	23,241

EBITDA	$(197,745)	$9,184	$4,644	$(47,750)	—	$(231,667)

Loss on sale of assets, net	809	—	—	—	—	809

Restructuring costs	302	—	—	2,426	—	2,728

Loss on asset impairment	317,091	—	—	—	—	317,091

Adjusted EBITDA	$120,457	$9,184	$4,644	$(45,324)	—	$88,961

Center rent expense	106,487	394	513	—	—	107,394

Adjusted EBITDAR	$226,944	$9,578	$5,157	$(45,324)	—	$196,355

Adjusted EBITDA margin	9.6%	4.9%	6.9%			6.3%

Adjusted EBITDAR margin	18.1%	5.1%	7.7%			14.0%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

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Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2012		2011		2012		2011
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar
facilities	$393,560		$402,703		$1,172,804		$1,205,479
Hospice	15,719		14,885		46,491		43,647
Other - Inpatient Services	471		509		1,378		1,442
Inpatient Services	409,750		418,097		1,220,673		1,250,568

Rehabilitation Therapy Services	29,032		29,568		88,858		89,645
Medical Staffing Services	21,686		20,996		66,559		65,309
Other - non-core businesses	2		15		15		36
Total	$460,470		$468,676		$1,376,105		$1,405,558

Revenue Mix - Non-affiliated (in thousands)
Medicare	$128,180	28%	$149,147	32%	$397,867	29%	$454,591	32%
Medicaid	195,441	42%	184,754	39%	570,734	41%	541,977	39%
Private and Other	106,648	24%	106,541	23%	320,285	24%	324,169	23%
Managed Care / Insurance	24,568	5%	22,777	5%	71,311	5%	69,133	5%
Veterans	5,633	1%	5,457	1%	15,908	1%	15,688	1%
Total	$460,470	100%	$468,676	100%	$1,376,105	100%	$1,405,558	100%

Inpatient Services Stats

Number of centers:	190		190		190		190
Number of available beds:	20,774		20,803		20,774		20,803
Occupancy %:	87.0%		87.2%		87.1%		87.4%

Payor Mix % based on patient days:
Medicare - SNF Beds	13.9%		15%		14.6%		15.6%
Managed care / Ins. - SNF Beds	4.1%		3.8%		4.1%		4%
Total SNF skilled mix	18.0%		18.8%		18.7%		19.6%

Medicare	12.7%		13.7%		13.4%		14.3%
Medicaid	64.2%		62.8%		63.7%		62.3%
Private and Other	17.9%		18.7%		17.9%		18.5%
Managed Care / Insurance	3.8%		3.5%		3.7%		3.6%
Veterans	1.4%		1.3%		1.3%		1.3%

Revenue Mix % of revenues:
Medicare - SNF Beds	29.1%		33.7%		30.5%		34.6%
Managed care / Ins. - SNF Beds	6.3%		5.8%		6.2%		5.9%
Total SNF skilled mix	35.4%		39.5%		36.7%		40.5%

Medicare	30.2%		34.5%		31.5%		35.2%
Medicaid	47.7%		44.2%		46.8%		43.3%
Private and Other	14.8%		14.6%		14.6%		14.7%
Managed Care / Insurance	5.9%		5.4%		5.8%		5.5%
Veterans	1.4%		1.3%		1.3%		1.3%

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Revenues PPD:
Medicare (Part A)	$465.80	$520.11	$463.52	$520.92
Medicare Blended Rate
(Part A & B)	$513.99	$563.52	$509.23	$559.86
Medicaid	$183.16	$176.42	$180.65	$175.21
Medicaid, net of provider taxes	$165.95	$160.69	$163.50	$159.84
Private and Other	$189.42	$186.05	$189.87	$190.06
Managed Care / Insurance	$387.04	$384.33	$380.05	$377.69
Veterans	$242.67	$257.15	$246.28	$249.90

Rehab contracts

Affiliated	178	178	178	178
Non-affiliated	338	343	338	343

Average Qtrly Revenue per
Contract (in thousands)	$118	$120	$121	$121

15 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2012
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net (Loss) Income

As Reported 3rd QUARTER 2012	$460,470	$56,869	$20,222	$6,921	$3,989	$(2,702)	$1,287
Percent of Revenue		12.4%	4.4%	1.5%	0.9%	(0.6)%	0.3%

Normalizing Adjustments:

Transaction costs	—	1,033	1,033	1,033	630	—	630

Normalized As Reported - 3rd
QUARTER 2012	$460,470	$57,902	$21,255	$7,954	$4,619	$(2,702)	$1,917
Percent of Revenue		12.6%	4.6%	1.7%	1.0%	(0.6)%	0.4%

As Reported					$0.15	$(0.10)	$0.05
Diluted EPS: As Normalized					$0.17	$(0.10)	$0.07

	AS REPORTED - 3rd QUARTER 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2011	$468,676	$64,103	$28,151	$(305,172)	$(307,375)	$(2,031)	$(309,406)
Percent of Revenue		13.7%	6%	(65.1)%	(65.6)%	(0.4)%	(66.0)%

Normalizing Adjustments:

Restructuring costs	—	—	—	2,426	1,480	—	1,480
Impairment of assets	—	—	—	317,091	315,289	—	315,289

Normalized As Reported - 3rd
QUARTER 2011	$468,676	$64,103	$28,151	$14,345	$9,394	$(2,031)	$7,363
Percent of Revenue		13.7%	6.0%	3.1%	2.0%	(0.4)%	1.6%

As Reported					$(11.73)	$(0.08)	$(11.81)
Diluted EPS: As Normalized					$0.36	$(0.08)	$0.28

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of transaction costs associated with the Company's sale to Genesis Healthcare.
Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - NINE MONTHS 2012
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net (Loss) Income

As Reported - Nine Months 2012	$1,376,105	$163,462	$53,916	$14,842	$8,821	$(8,301)	$520
Percent of Revenue		11.9%	3.9%	1.1%	0.6%	(0.6)%	—%

Normalizing Adjustments:

Transaction costs	—	2,871	2,871	2,871	1,751	—	1,751

Normalized As Reported - Nine
Months 2012	$1,376,105	$166,333	$56,787	$17,713	$10,572	$(8,301)	$2,271
Percent of Revenue		12.1%	4.1%	1.3%	0.8%	(0.6)%	0.2%

As Reported					$0.33	$(0.31)	$0.02
Diluted EPS: As Normalized					$0.40	$(0.32)	$0.08

	AS REPORTED - NINE MONTHS 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2011	$1,405,558	$196,355	$88,961	$(269,596)	$(286,311)	$(5,036)	$(291,347)
Percent of Revenue		14.0%	6.3%	(19.2)%	(20.4)%	(0.4)%	(20.7)%

Normalizing Adjustments:

Restructuring costs	—	—	—	2,426	1,480	—	1,480
Impairment of assets	—	—	—	317,091	315,289	—	315,289

Normalized As Reported - Nine
Months 2011	$1,405,558	$196,355	$88,961	$49,921	$30,458	$(5,036)	$25,422
Percent of Revenue		14.0%	6.3%	3.6%	2.2%	(0.4)%	1.8%

As Reported					$(11.00)	$(0.19)	$(11.19)
Diluted EPS: As Normalized					$1.17	$(0.19)	$0.98

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of transaction costs associated with the Company's sale to Genesis Healthcare.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

17 of 17